(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
September 30, 2001


High Income Portfolio
Merrill Lynch
Bond Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



HIGH INCOME PORTFOLIO


TO OUR SHAREHOLDERS


Investment Environment
During the six-month period ended September 30, 2001, the high-yield market returned -4.57%, as measured by the Credit Suisse First Boston (CSFB) High Yield Index. The Index was quite weak in April and June, recovered in July and August, and collapsed in September. In the aftermath of the terrorist attacks on September 11, 2001, investors fled risky assets, as evidenced by a return of +2.28% for 10-year US Treasury notes for the month. It also became clear to us that the United States and global economies have been pushed into a recession. With the earnings outlook grim, the market environment could be quite volatile until a clear picture of the timing of the economic recovery emerges.

The fundamental picture of the high-yield market continues to be a mixed one. The downgrade/upgrade ratio rose to 4.9 in the third quarter of 2001, continuing an upward trend from 2.8 in the first quarter. This increase pushes expectations of a decline in the default rate further into the future. Also signaling a delay in improvement in the default statistics is a rise in the distress ratio (percentage of issues out yielding US Treasury securities by 1,000 basis points (10%) or more). However, we believe investors should keep these negative developments in proper perspective, namely that market prices already appeared to reflect the dire credit conditions facing many high-yield issuers. The high downgrade/upgrade ratio would merit a greater concern if most bonds were at par rather than at 71% of par.


Portfolio Matters
For the six-month period ended September 30, 2001, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of -7.80%, -7.96%, -8.15% and -7.89%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 8 of this report to shareholders.) The Fund underperformed the benchmark CSFB High Yield Index, which returned -4.57% for the same period.

Industries that did poorly were international cable, information technology, paper, consumer products and wireless communications. The general theme of the largest losers were possible funding difficulties several years out, emerging market names and weak companies made weaker by a worsening economic climate. The list of losing positions is long. In the international cable sector were:
United Pan-Europe Communications, Cablevision SA and Supercanal Holdings SA; Dictaphone Corp. in the information technology sector; Galey & Lord, Inc. and World Kitchens in the consumer products sector; and Nextel International Inc. in the wireless communications sector.

The events of September 11, 2001 created two additional underperformers, Hexcel Corporation and Primedia, Inc. While Hexcel's aerospace businesses are mostly commercial (49% of total sales), its industrial, electronics, space and military business provide offsets. We favor this company's business diversity as well as its variable cost structure and flexible capital spending. We also believe that Hexcel's banks will work with the company to address liquidity issues. Primedia, a large KKR publishing investment whose brands include Modern Bride, Seventeen and New York, had fallen victim to a softer advertising environment and is under severe pressure for a ratings downgrade. At currently depressed prices, we believe Primedia's asset protection for our securities is more than adequate.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


During the period, we continued to trim our positions in GS Superhighway Holdings and in our health care names of Extendicare Health Services, Magellan Health Services and Fresenius Medical Capital Trust II. We also disposed of our position in Tenet Healthcare Corporation as it migrated to the investment-grade category. For credit reasons we disposed of Spectrasite Holdings Inc., a cellular tower developer and operator. For valuations reasons, we lowered our holdings in Clark USA Inc. (also known as Premcor). We also established several new positions in the chemical sector (Millennium America Inc., Hercules Inc. and MacDermid, Inc.), two positions in the stable utility sector (CMS Energy Corporation and Mission Energy Holdings) and two out-of-favor issues from the investment-grade sector (American Greetings and Autonation, Inc.). Most of our new purchases carried a BB rating.

Asset values and operating prospects support our overweighted positions in transportation, metals and minerals, utilities, health care and energy. The credit quality of the Fund is slightly below that of the benchmark index, with a heavier weighting in the CCC category because of downgrades. The Portfolio's duration is shorter than the index. Our most significant underweights were in financials and telecommunications.


Investment Outlook and Strategy
The high-yield market has once again become victim to the deteriorating economy and a decrease in investors' risk tolerance. Yield spreads compared to Treasury securities started the year at a very high level of 9.6% but have been slowly declining as multiple Federal Reserve Board easings calmed investors' fears. September 11 events brought renewed widening in spreads and a dark cloud over high-yield bonds. The bear market in high-yield bonds is three years old now. Investor sentiment is quite negative. Investors have a "follow equities" and "show me" attitude. Valuation of the sector reflects investor perceptions that the market is riskier than is the norm. Yield spreads of US Treasury bonds were about 10.125% at September 30, 2001, which is the widest level since early 1991. Throughout much of the 1990s, yield spreads averaged around 5%. In short, high-yield bonds seem inexpensive at current levels and their market prices already reflect the dire credit conditions faced by many high-yield issuers.

Despite general pessimism, we believe that the high-yield market represents excellent value over the longer run, though uncertainty in the short term will increase market volatility. Defaults are expected to peak during the next two quarters, then subside. Underwriting quality is better than in recent years, suggesting a period of declining defaults. Market technicals, though shaky recently, should be moving in favor of high-yield issues as investors reevaluate commitments to an even more volatile and over-valued equity market.

Given our constructive market outlook, we have been fully invested. We have been concentrating our purchases on better credit quality companies because, we believe, they represent much better value (spread wise) than bottom-tier credits. The stable sectors of the economy remain cable, utilities, health care, services and wireless communications. These are well represented in the Portfolio. We are also well positioned for the eventual recovery in the economy and in the bonds of metals/minerals, consumer products and aerospace.


Fiscal Year in Review
For the 12 months ended September 30, 2001, the Portfolio's Class A, Class B, Class C and Class D Shares had total returns of -11.92%, -12.56%, -12.60% and -12.10%, respectively. These returns were lower than the CSFB High Yield Index, which returned -4.92% for the same period. The Fund underperformed as a result of poor credit selection, particularly in international cable and wireless communications. In addition to declining securities as we listed in the "Portfolio Matters" section of this report to shareholders, other large declines that impacted performance for the year included our holdings of Hexcel and Primedia.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


In Conclusion
We appreciate your investment in High Income Portfolio of Merrill
Lynch Bond Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



November 5, 2001



The Fund's transfer agency fee schedule has been amended.Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.



A Special Message to Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


PORTFOLIO INFORMATION

As of September 30, 2001
                                                                                                                 Percent of
Ten Largest Corporate Holdings                                                                                   Net Assets
Nextel Communications,    Nextel is the largest specialized mobile radio (SMR) and enhanced specialized mobile         2.4%
Inc.                      radio (ESMR) provider in the United States, with licenses covering 98% of the
                          American population. While Nextel's SMR system is virtually nationwide, the company is still building out a national ESMR system. Through its 100%-owned subsidiary, Nextel International Inc., Nextel is also building networks in Latin
                          America and Asia.

Columbia/HCA              HCA Inc. operates hospitals and other health care facilities. The company                    2.1
Healthcare Corp.          currently operates general, acute care hospitals and psychiatric hospitals that offer a variety of services. HCA's facilities are located in the United States,
                          England and Switzerland.

USAir Inc.                USAir Inc., the primary operating subsidiary of US Airways Group, Inc., is the                2.1
                          sixth-largest domestic air carrier, as ranked by revenue passenger miles flown.
                          The company dominates East Coast airports from New England to Florida with its fleet of 383 jets and provides regularly scheduled service at 107 airports, including airports in Canada, Mexico, France,Germany, Italy, Spain, the United
                          Kingdom and the Caribbean. Its principal hubs are located at major airports in
                          Charlotte, Philadelphia and Pittsburgh. The Portfolio's holdings are equipment trust certificate debt obligations secured by air craft.

Millicom International    Millicom International Cellular develops and operates cellular telephone systems             2.0
Cellular SA               worldwide. The company has interest in 33 cellular systems in 20 countries, primarily in emerging markets.

TransAmerican Refining    This is an obligation of Orion Refining Corporation. This company refines and                1.6
Corporation               markets petroleum products including gasoline and heating oil. The notes are secured by a petroleum storage "tank farm" and associated docks in Norco,
                          Louisiana.

Grupo Transportacion      Grupo Transportacion Ferroviaria Mexicana (TFM), a joint venture company owned               1.6
Ferroviaria Mexicana      principally by Transportacion Maritima Mexicana, its affiliate Grupo Servia,
(TFM)                     S.A. de C.V. and Kansas City Southern Industries, Inc., operates and provides freight transportation services over the Northeast Rail Lines. The network of the
                          Northeast Rail Lines consists of approximately 2,600 miles of main track and is the primary corridor of the Mexican railroad system. As a major beneficiary of the
                          North American Free trade agreement and the most direct route for goods shipped between Mexico City and the United States, TFM accounts for approximately 63% of the rail traffic between Mexico and the United States.

Fresenius Medical         Fresenius Medical Care is the world's largest vertically integrated provider of              1.5
Capital AG                dialysis products and services to patients suffering from chronic kidney failure.
                          Fresenius Medical Care is a 50.3% subsidiary of Fresenius AG and is based in Germany.

HMH Properties, Inc.      HMH is a wholly-owned subsidiary of Host Marriott Corporation, a lodging real estate         1.5
                          company that currently owns or holds controlling interest in over a hundred upscale and luxury hotel properties primarily operated under premium brands such as Marriott,
                          Ritz-Carlton, Hyatt, Four Seasons, Hilton and Swissotel.

TransGas de               This company, which is 44% owned by TransCanada Pipelines and 20% owned by a                 1.4
Occidente SA              subsidiary of British Petroleum, operated a 344 kilometer natural gas pipeline from
                          Mariquita to Cali, in Colombia. TransGas de Occidente SA operates profitably, receiving its payments under contract from Ecopterol, Colombia's national oil and gas company. These payments are based on capacity and therefore the company is not affected by fluctuations in natural gas prices. In addition, the monthly tariff is not dependent on the amount of gas flowing through the pipeline.

California Federal        CFPC is a wholly-owned subsidiary of Golden State Bancorp. CFPC is a special purpose         1.4
Preferred Capital         entity created on January 31, 1997 to acquire, hold and manage residential mortgage
Corporation (CFPC)        loans that will generate net income distribution to stockholders (California Federal
                          Bank). Total assets as of June 30, 2001 were slightly greater than $1 billion with a common equity base of $511.7 million. Profitability of the company is quite satisfactory and consistent as earnings are based on predominantly variable rate assets. Assets quality measurements and reserve levels are excellent.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


PORTFOLIO INFORMATION (concluded)


As of September 30, 2001


Quality Profile*                        Percent of
S&P Rating/Moody's Rating              Market Value

BBB/Baa                                     5.8%
BB/Ba                                      35.1
B/B                                        43.1
CCC/Caa or lower                           14.2
NR(Not Rated)                               1.8

*In cases where bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.


                                        Percent of
Five Largest Industries                 Net Assets

Utilities                                  11.0%
Energy                                      9.7
Health Care                                 8.4
Metals/Minerals                             6.9
Wireless Communications                     6.3


Geographic Profile*                     Percent of
Top Five Foreign Countries              Net Assets

Mexico                                      4.2%
Canada                                      3.2
Argentina                                   2.2
Brazil                                      2.1
Luxembourg                                  1.8

*All holdings are denominated in US dollars.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Average Annual Total Return


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 9/30/01                     -11.92%          -15.44%
Five Years Ended 9/30/01                   + 0.56           - 0.26
Ten Years Ended 9/30/01                    + 6.80           + 6.37

*Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                          % Return         % Return
                                        Without CDSC     With CDSC**
Class B Shares*

One Year Ended 9/30/01                     -12.56%          -15.65%
Five Years Ended 9/30/01                   - 0.17           - 0.17
Ten Years Ended 9/30/01                    + 6.02           + 6.02

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                          % Return         % Return
                                        Without CDSC     With CDSC**
Class C Shares*

One Year Ended 9/30/01                     -12.60%          -13.37%
Five Years Ended 9/30/01                   - 0.24           - 0.24
Inception (10/21/94) through 9/30/01       + 3.13           + 3.13

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without   % Return With
                                       Sales Charge     Sales Charge**
Class D Shares*

One Year Ended 9/30/01                     -12.10%          -15.62%
Five Years Ended 9/30/01                   + 0.32           - 0.49
Inception (10/21/94) through 9/30/01       + 3.72           + 3.11

*Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


PERFORMANCE DATE (continued)


Total Return Based on a $10,000 Investment


A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class A and Class B Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows :


ML Bond Fund, Inc.'s High Income Portfolio++
Class A Shares*

Date                             Value

September 1991                 $ 9,600.00
September 1992                 $12,021.00
September 1993                 $13,746.00
September 1994                 $14,216.00
September 1995                 $16,102.00
September 1996                 $18,026.00
September 1997                 $20,654.00
September 1998                 $19,419.00
September 1999                 $20,565.00
September 2000                 $21,040.00
September 2001                 $18,532.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class B Shares*

Date                             Value

September 1991                 $10,000.00
September 1992                 $12,444.00
September 1993                 $14,105.00
September 1994                 $14,480.00
September 1995                 $16,277.00
September 1996                 $18,085.00
September 1997                 $20,592.00
September 1998                 $19,192.00
September 1999                 $20,171.00
September 2000                 $20,514.00
September 2001                 $17,937.00


Credit Suisse First Boston High Yield Index++++

Date                             Value

September 1991                 $10,000.00
September 1992                 $12,046.00
September 1993                 $13,935.00
September 1994                 $14,414.00
September 1995                 $16,440.00
September 1996                 $18,210.00
September 1997                 $21,072.00
September 1998                 $20,963.00
September 1999                 $21,789.00
September 2000                 $22.289.00
September 2001                 $21,193.00



A line graph illustrating the growth of a $10,000 investment in ML Bond Fund, Inc.'s High Income Portfolio++ Class C and Class D Shares* compared to a similar investment in Credit Suisse First Boston High Yield Index++++. Values illustrated are as follows :


ML Bond Fund, Inc.'s High Income Portfolio++
Class C Shares*

Date                             Value

10/21/1994                     $10,000.00
September 1995                 $11,292.00
September 1996                 $12,540.00
September 1997                 $14,253.00
September 1998                 $13,295.00
September 1999                 $13,968.00
September 2000                 $14,176.00
September 2001                 $12,390.00


ML Bond Fund, Inc.'s High Income Portfolio++
Class D Shares*

Date                             Value

10/21/1994                     $ 9,600.00
September 1995                 $10,884.00
September 1996                 $12,170.00
September 1997                 $13,909.00
September 1998                 $13,030.00
September 1999                 $13,765.00
September 2000                 $14,071.00
September 2001                 $12,368.00


Credit Suisse First Boston High Yield Index++++


Date                             Value

10/21/1994                     $10,000.00
September 1995                 $11,397.00
September 1996                 $12,625.00
September 1997                 $14,610.00
September 1998                 $14,534.00
September 1999                 $15,107.00
September 2000                 $15,454.00
September 2001                 $14,694.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**Commencement of operations.
++The Portfolio invests principally in fixed-income securities which are rated in the lower rating categories of the established rating services, or in unrated securities of comparable quality.
++++This unmanaged market-weighted Index, which mirrors the high-yield debt market, is comprised of 423 securities rated BBB or below. The starting date for the Index in the Class C & Class D Shares' graph is from 10/31/94.
Past performance is not predictive of future performance.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


PERFORMANCE DATE (concluded)

Recent Performance Results
                                                                                          Ten Year/
                                                           6-Month        12-Month     Since Inception    Standardized
As of September 30, 2001                                 Total Return   Total Return     Total Return     30-Day Yield
High Income Portfolio Class A Shares*                        -7.80%        -11.92%         +93.08%            13.92%
High Income Portfolio Class B Shares*                        -7.96         -12.56           +79.38            13.64
High Income Portfolio Class C Shares*                        -8.15         -12.60           +23.88            13.59
High Income Portfolio Class D Shares*                        -7.89         -12.10           +28.82            13.60
Merrill Lynch High Yield US Corporates, Cash Pay Index**     -5.26          -3.33       +120.88/+53.56          --
CSFB High Yield Index**                                      -4.57          -4.92       +111.16/+46.39          --
Ten-Year US Treasury Securities***                           +4.74         +13.75       +104.10/+76.06          --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's ten year/since inception periods are ten years for Class A &
Class B Shares and from 10/21/94 for Class C & Class D Shares.
**Unmanaged. These market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten year/since inception total returns for Merrill Lynch High Yield US Corporates,
Cash Pay Index are ten years and from 10/31/94, respectively. Ten year/since inception total returns for CSFB High Yield Index are ten years and from 10/31/94, respectively.
***Ten year/since inception total returns are ten years and from 10/31/94, respectively.


OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Christopher G. Ayoub, Senior Vice President
Vincent T. Lathbury III, Senior Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS                                                                                     (in US dollars)
               S&P     Moody's       Face
Industries    Rating   Rating       Amount                  Issue                                  Cost           Value

Bonds
Aerospace--     B-       B3    $ 25,000,000  Fairchild Corporation, 10.75% due 4/15/2009    $   23,333,125   $   12,375,000
3.2%            B        B2      20,000,000  Hexcel Corporation, 9.75% due 1/15/2009            19,860,000       10,100,000
                NR*      Ca      25,000,000  ++Kitty Hawk, Inc., 9.95% due 11/15/2004           25,033,750        4,375,000
                                             Piedmont Aviation, Inc.:
                B        B2       1,500,000     Series H, 10% due 11/08/2012                     1,493,250          950,710
                NR*      B2       1,304,000     Series J, 10.05% due 5/13/2005                   1,181,685          956,093
                B        B2       1,116,000     Series J, 10.10% due 5/13/2007                     999,021          739,199
                B        B2       3,767,000     Series J, 10.10% due 5/13/2009                   3,327,542        2,286,851
                B        B2       2,710,000     Series J, 10.15% due 5/13/2011                   2,366,806        1,539,172
                NR*      B2       2,226,000     Series K, 10% due 5/13/2004                      2,026,506        1,702,311
                NR*      B2       2,666,000     Series K, 10.10% due 5/13/2008                   2,374,020        1,681,713
                NR*      B2       2,550,000     Series K, 10.15% due 5/13/2010                   2,251,293        1,497,730
                                             USAir Inc.:
                B        B2       1,092,000     Series 88F, 10.70% due 1/01/2003                   984,165          912,006
                B        B2       1,092,000     Series 88G, 10.70% due 1/01/2003                   984,165          912,006
                B        B2       1,092,000     Series 88H, 10.70% due 1/01/2003                   984,165          912,006
                B        B2       1,092,000     Series 88I, 10.70% due 1/01/2003                   984,165          912,006
                B        B2       3,140,529     Series 89A1, 9.33% due 1/01/2006+++              2,970,848        3,157,943
                B        B2      25,000,000     Series 93A3, 10.375% due 3/01/2013              23,968,125       22,147,475
                B        B2       1,432,000     Series A, 10.70% due 1/15/2007                   1,525,137        1,021,245
                B        B2       1,815,000     Series C, 10.70% due 1/15/2007                   1,933,048        1,294,385
                B        B2       1,107,000     Series E, 10.70% due 1/15/2007                   1,159,472          789,468
                NR*      B2       1,985,000     Series E, 10.30% due 3/28/2007                   1,855,291        1,394,788
                NR*      B2       1,950,000     Series F, 10.35% due 3/28/2011                   1,999,718        1,127,919
                                                                                            --------------   --------------
                                                                                               123,595,297       72,785,026

Automotive--    BB+      Ba2     20,000,000  Autonation, Inc., 9% due 8/01/2008 (g)             19,673,692       19,300,000
2.1%            BBB-     Ba1      9,500,000  Dana Corporation, 9% due 8/15/2011 (f)              9,500,000        8,580,761
                D        Caa3     2,500,000  Federal-Mogul Corporation, 7.375%
                                             due 1/15/2006                                       1,893,750          200,000
                                             Venture Holdings Trust:
                B        B2      25,000,000     11% due 6/01/2007                               25,000,000       16,125,000
                B-       B3       8,000,000     12% due 6/01/2009                                8,000,000        3,640,000
                                                                                            --------------   --------------
                                                                                                64,067,442       47,845,761

Broadcasting--  NR*      NR*      4,686,000  Acme Intermediate Holdings/Finance, 0/12%
2.2%                                         due 9/30/2005 (e)                                   4,134,253        3,069,330
                                             ++Australis Media Ltd.++++:
                NR*      NR*      1,353,490     15.75% due 5/15/2003                               751,091                0
                NR*      NR*     79,117,000     15.75% due 5/15/2003 (a)                        56,318,088                8
                BB-      B1      30,000,000  Globo Comunicacoes e Participacoes, Ltd.,
                                             10.50% due 12/20/2006 (f)                          30,200,350       21,375,000
                B-       B3      16,500,000  Lin Holdings Corporation, 10.60%
                                             due 3/01/2008 (e)                                  13,912,984       11,137,500
                B-       B3      12,000,000  Nextmedia Operating Inc., 10.75%
                                             due 7/01/2011 (f)                                  11,821,200       11,520,000
                B-       B3       3,750,000  Salem Communication Holding Corp., 9%
                                             due 7/01/2011 (f)                                   3,750,000        3,871,875
                                                                                            --------------   --------------
                                                                                               120,887,966       50,973,713


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
               S&P     Moody's       Face
Industries    Rating   Rating       Amount                  Issue                                  Cost           Value

Bonds (continued)
Cable--         CCC+     Caa2  $ 10,000,000  Cable Satisfaction International,
International                                12.75% due 3/01/2010                           $    9,354,259   $    4,450,000
--2.4%                                       Cablevision SA:
                B-       Caa1    15,000,000     13.75% due 4/30/2007                            14,830,350        6,937,500
                B-       Caa1    15,000,000     13.75% due 5/01/2009                            15,000,000        6,787,500
                B-       B3      23,000,000  Callahan Nordrhein-Westfalen, 16%
                                             due 7/15/2010 (e)                                  12,832,501        5,635,000
                B-       B3       9,000,000  Ekabel Hessen GMBH, 14.50% due 9/01/2010            8,882,100        4,185,000
                NR*      NR*     33,500,000  ++Supercanal Holdings SA, 11.50%
                                             due 5/15/2005 (f)                                  29,896,250        1,758,750
                B-       Caa3    35,000,000  United Pan-Europe Communications, 13.75%
                                             due 2/01/2010 (e)                                  22,461,022        2,100,000
                B-       Caa3    93,000,000  UnitedGlobalCom Inc., 10.75% due
                                             2/15/2008 (e)                                      80,527,962       22,785,000
                                                                                            --------------   --------------
                                                                                               193,784,444       54,638,750

Cable--         B+       B2      10,000,000  Adelphia Communications Corporation,
US--3.8%                                     7.875% due 5/01/2009                               10,000,000        8,150,000
                B+       B2      20,000,000  Century Communications Corporation,
                                             9.50% due 3/01/2005                                19,855,000       18,700,000
                                             Charter Communications Holdings:
                B+       B2      15,000,000     8.625% due 4/01/2009                            14,954,250       13,462,500
                B+       B2      10,000,000     10.75% due 10/01/2009                            9,991,300       10,000,000
                B-       B3      15,000,000  Insight Communications, 12.369% due
                                             2/15/2011 (e)                                       8,847,638        8,025,000
                B+       B2      30,000,000  Olympus Communications LP/Capital Corp.,
                                             10.625% due 11/15/2006                             30,282,500       28,950,000
                                                                                            --------------   --------------
                                                                                                93,930,688       87,287,500

Chemicals--     BBB-     Ba2      7,775,000  Equistar Chemical Funding, 10.125%
4.7%                                         due 9/01/2008                                       7,775,000        7,211,312
                B+       Ba2     17,000,000  Hercules Inc., 11.125% due 11/15/2007 (f)          16,801,250       16,405,000
                BB-      B2      20,000,000  ISP ChemCo., 10.25% due 7/01/2011 (f)              19,730,050       19,300,000
                B+       B2      10,000,000  ISP Holdings Inc., 9% due 10/15/2003                9,972,100        9,750,000
                BB       Ba3     22,000,000  Lyondell Chemical Company, 9.625%
                                             due 5/01/2007                                      22,058,750       20,295,000
                BB-      Ba3     20,000,000  MacDermid, Inc., 9.125% due 7/15/2011              19,945,775       18,400,000
                BBB-     Ba1     17,200,000  Millennium America Inc., 9.25% due
                                             6/15/2008                                          17,083,000       16,254,000
                                                                                            --------------   --------------
                                                                                               113,365,925      107,615,312

Consumer        BB+      Ba3     20,000,000  American Greetings, 11.75% due 7/15/2008           19,323,612       18,100,000
Products--      BBB-     Ba1      5,000,000  Briggs & Stratton Corporation, 8.875%
2.0%                                         due 3/15/2011                                       4,920,000        4,875,000
                CC       Ca      25,000,000  Corning Consumer Products, 9.625% due
                                             5/01/2008                                          20,414,931        4,125,000
                CCC+     Ca      25,000,000  Galey & Lord, Inc., 9.125% due 3/01/2008           24,718,750        5,875,000
                                             ++Polysindo International Finance
                                             Company BV:
                NR*      NR*      7,500,000     8.719% (c)                                       4,200,000        1,237,500
                NR*      NR*     49,225,000     11.375% due 6/15/2006                           45,254,000        8,122,125
                NR*      NR*     22,350,000     9.375% due 7/30/2007                            11,266,500        3,687,750
                                                                                            --------------   --------------
                                                                                               130,097,793       46,022,375


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
               S&P     Moody's       Face
Industries    Rating   Rating       Amount                  Issue                                  Cost           Value

Bonds (continued)
Energy--9.5%    B-       B3    $ 20,000,000  Benton Oil & Gas Co., 9.375% due 11/01/2007    $   20,097,687   $   11,950,000
                B        B2      15,000,000  Clark R & M, Inc., 8.875% due 11/15/2007           14,892,150       10,500,000
                B        B3      10,000,000  Clark USA Inc., 10.875% due 12/01/2005             10,982,500        7,050,000
                BB-      B1       3,950,000  El Paso Energy Partners, 8.50% due 6/01/2011        3,950,000        3,989,500
                CCC+     Caa1    25,000,000  Energy Corp. of America, 9.50% due 5/15/2007       21,214,000       19,375,000
                                             Hanover Equipment (f):
                BB       Ba3      3,250,000     Trust A, 8.50% due 9/01/2008                     3,250,000        3,274,375
                BB       Ba3      7,550,000     Trust B, 8.75% due 9/01/2011                     7,530,000        7,587,750
                BB+      Ba1     20,000,000  Ocean Energy Inc., 8.375% due 7/01/2008            19,790,430       20,500,000
                CCC      B3      25,000,000  Ocean Rig Norway AS, 10.25% due 6/01/2008          24,405,000       21,937,500
                B+       B1      20,000,000  Parker Drilling Co., 9.75% due 11/15/2006          20,299,785       18,400,000
                NR*      NR*     13,885,856  Sunflower Electric Power Corp., 8% due
                                             12/31/2016+++                                       9,108,730       11,039,255
                BB-      Ba2     11,500,000  Teekay Shipping Corporation, 8.875% due
                                             7/15/2011                                          11,500,000       11,442,500
                BB-      B1      20,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008           19,885,800       18,700,000
                NR*      NR*     36,000,000  TransAmerican Refining Corporation, 13%
                                             due 12/15/2003 (g)                                 35,640,000       36,180,000
                B-       B3      18,000,000  United Refining Co., 10.75% due 6/15/2007          16,501,250       13,050,000
                                                                                            --------------   --------------
                                                                                               239,047,332      214,975,880

Financial--     D        Caa3    20,000,000  ++Amresco Inc., 9.875% due 3/15/2005               20,087,500        7,700,000
0.4%            D        C       20,000,000  SIG Capital Trust I, 9.50% due 8/15/2027 (f)       13,100,000        2,050,000
                                                                                            --------------   --------------
                                                                                                33,187,500        9,750,000

Food &          NR*      NR*     10,000,000  ++Ameriserve Food Distributors, 8.875% due
Drug--0.1%                                   10/15/2006                                         10,000,000          150,000
                                             Pueblo Xtra International Inc.:
                CCC      Caa1     9,975,000     9.50% due 8/01/2003                              8,803,687        1,845,375
                CCC      Caa1     1,420,000     Series C, 9.50% due 8/01/2003                    1,368,710          262,700
                                                                                            --------------   --------------
                                                                                                20,172,397        2,258,075

Food/                                        ++Chiquita Brands International Inc.:
Tobacco--       D        Ca      20,000,000     9.125% due 3/01/2004                            19,585,625       13,900,000
2.5%            C        Ca      20,000,000     10.25% due 11/01/2006                           19,881,400       13,900,000
                NR*      NR*     20,000,000  ++DGS International Finance Company BV,
                                             10% due 6/01/2007 (f)                              20,068,200        1,450,000
                BB+      NR*      6,000,000  FM 1993A Corp., 9.75% due 11/01/2003                5,543,800        6,127,500
                BB       Ba1     20,000,000  Tricon Global Restaurants, Inc., 8.875%
                                             due 4/15/2011                                      19,837,000       20,500,000
                                                                                            --------------   --------------
                                                                                                84,916,025       55,877,500

Gaming--5.0%    NR*      NR*     25,390,000  GB Property Funding Corp., 11% due
                                             9/29/2005                                          30,195,466       23,866,600
                NR*      NR*      6,185,928  Jazz Casino Company LLC, 5.35% due
                                             3/31/2008 (h)                                      12,556,711        4,886,883
                BB-      Ba3     12,000,000  Mandalay Resort Group, 10.25% due 8/01/2007        11,965,000       11,100,000
                BB+      Ba1     20,000,000  Park Place Entertainment, 7.875% due
                                             12/15/2005                                         20,000,000       19,050,000
                                             Trump Atlantic City Associates/
                                             Funding Inc.:
                B-       B3       7,500,000     11.25% due 5/01/2006                             7,284,375        4,725,000
                B-       B3      32,900,000     Series B, 11.25% due 5/01/2006                  32,519,619       20,727,000
                                             Venetian Casino/LV Sands:
                B-       Caa1    20,000,000     12.25% due 11/15/2004                           19,775,000       17,900,000
                CCC+     Caa3    13,500,000     14.25% due 11/15/2005                           13,432,190       11,542,500
                                                                                            --------------   --------------
                                                                                               147,728,361      113,797,983


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
               S&P     Moody's       Face
Industries    Rating   Rating       Amount                  Issue                                  Cost           Value

Bonds (continued)
Health          CCC+     Caa1  $  8,800,000  ALARIS Medical Systems, Inc., 9.75% due
Care--8.4%                                   12/01/2006                                     $    8,994,313   $    7,172,000
                BB-      Ba3     14,500,000  AmeriSource Bergen Corporation, 8.125%
                                             due 9/01/2008 (f)                                  14,500,000       15,043,750
                B+       B1      25,000,000  Beverly Enterprises Inc., 9% due 2/15/2006         24,199,231       25,437,500
                                             Columbia/HCA Healthcare Corp.:
                BB+      Ba1     14,150,000     8.70% due 2/10/2010                             14,502,652       15,366,758
                BB+      Ba1     15,000,000     9% due 12/15/2014                               15,647,230       16,916,085
                BB+      Ba1     15,000,000     8.36% due 4/15/2024                             14,614,910       14,747,400
                CCC+     B3      21,050,000  Extendicare Health Services, 9.35% due
                                             12/15/2007                                         19,946,460       18,734,500
                B+       Ba2     35,000,000  Fresenius Medical Capital Trust II,
                                             7.875% due 2/01/2008                               35,010,000       34,737,500
                CCC+     B3      20,000,000  Kinetic Concepts, Inc., 9.625% due
                                             11/01/2007                                         19,544,656       18,900,000
                B-       B3      25,000,000  Magellan Health Services, 9% due 2/15/2008         24,996,875       23,125,000
                                             ++Mariner Post--Acute Network:
                D        NR*     49,000,000     9.50% due 11/01/2007                            48,781,460          735,000
                D        NR*     12,750,000     0/10.50% due 11/01/2007 (e)                      6,536,557          127,500
                                                                                            --------------   --------------
                                                                                               247,274,344      191,042,993

Housing--       BB-      Ba3     30,000,000  Forest City Enterprises Inc., 8.50% due
1.2%                                         3/15/2008                                          30,213,750       27,150,000

Information     BB-      B1      15,000,000  Amkor Technology Inc., 9.25% due 2/15/2008         14,928,000       12,000,000
Technology--    D        Ca      20,500,000  ++Dictaphone Corp., 11.75% due 8/01/2005           20,114,375        1,127,500
0.6%                                         ++PSINet, Inc.:
                D        NR*      3,000,000     10% due 2/15/2005                                1,615,000          195,000
                D        NR*     15,000,000     10.50% due 12/01/2006                           15,000,000          975,000
                                                                                            --------------   --------------
                                                                                                51,657,375       14,297,500

Leisure--       D        Ca      27,495,000  ++AMF Bowling Worldwide Inc., 12.25%
3.2%                                         due 3/15/2006                                      25,276,595          549,900
                CC       Caa3     3,100,000  American Skiing Co., 12% due 7/15/2006              3,235,625        2,185,500
                                             HMH Properties, Inc.:
                BB       Ba2     35,000,000     7.875% due 8/01/2008                            34,773,200       29,225,000
                BB       Ba2      5,000,000     8.45% due 12/01/2008                             4,983,200        4,300,000
                BBB-     Baa3    20,000,000  Hilton Hotels Corporation, 8.25% due
                                             2/15/2011                                          19,859,852       18,524,300
                BB-      Ba3      9,775,000  Meristar Hospitality Corporation, 9% due
                                             1/15/2008 (f)                                       9,762,622        7,966,625
                B        Ba3     10,000,000  Vail Resorts Inc., 8.75% due 5/15/2009             10,000,000        9,050,000
                                                                                            --------------   --------------
                                                                                               107,891,094       71,801,325

Manufacturing   B-       Caa1    20,000,000  Eagle-Picher Industries, 9.375% due
--1.5%                                       3/01/2008                                          20,117,740       11,000,000
                D        Ca      13,500,000  ++Thermadyne Manufacturing, 9.875%
                                             due 6/01/2008                                      13,088,370        4,590,000
                CCC+     B3      25,250,000  Trench Electric SA and Trench Inc.,
                                             10.25% due 12/15/2007                              25,315,625       17,801,250
                                                                                            --------------   --------------
                                                                                                58,521,735       33,391,250


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
               S&P     Moody's       Face
Industries    Rating   Rating       Amount                  Issue                                  Cost           Value

Bonds (continued)
Media--         BBB      Baa2  $ 10,000,000  World Color Press Inc., 7.75%                  $    9,830,100   $   10,102,249
Diversified                                  due 2/15/2009
--0.4%

Metals/         NR*      NR*     27,500,000  ++AEI Resources Inc., 11.50% due
Minerals--                                   12/15/2006 (f)                                     20,675,000        2,750,000
6.9%            BB+      Ba2      2,450,000  Great Central Mines Ltd., 8.875% due
                                             4/01/2008                                           2,450,000        2,290,750
                CCC+     Caa3    20,000,000  Hylsa, SA de CV, 9.25% due 9/15/2007 (f)           19,872,930        8,050,000
                                             International Wire Group, Inc.:
                B-       B3       9,000,000     11.75% due 6/01/2005                             8,986,250        8,145,000
                B-       B3      11,000,000     Series B, 11.75% due 6/01/2005                  11,852,500        9,955,000
                CCC+     Caa1    30,000,000  Kaiser Aluminum & Chemical Corp., 12.75%
                                             due 2/01/2003                                      31,438,125       21,450,000
                B-       B3      25,000,000  Metals USA Inc., 8.625% due 2/15/2008              23,415,000       17,125,000
                B+       B1      25,000,000  Murrin Murrin Holdings Property, 9.375%
                                             due 8/31/2007                                      24,845,000       18,875,000
                B        B3      17,000,000  Ormet Corporation, 11% due 8/15/2008 (f)           16,996,250       10,880,000
                B+       B1      16,121,000  P & L Coal Holdings Corp., 9.625% due
                                             5/15/2008                                          16,074,894       16,806,142
                CCC+     Ca      26,000,000  Renco Steel Holdings, 10.875% due 2/01/2005        21,080,700        2,600,000
                NR*      NR*     25,000,000  ++Republic Technologies, 13.75% due
                                             7/15/2009                                          18,529,600        2,500,000
                B        B3      20,000,000  WCI Steel Inc., 10% due 12/01/2004                 20,000,000       14,125,000
                CCC+     Caa3    25,000,000  WHX Corp., 10.50% due 4/15/2005                    25,000,000       12,125,000
                                             Weirton Steel Corp.:
                CCC      Caa3     5,000,000     11.375% due 7/01/2004                            5,153,365        1,225,000
                CCC      Caa3    24,000,000     10.75% due 6/01/2005                            22,793,750        5,160,000
                NR*      NR*     43,000,000  ++Wheeling Pittsburgh Corp., 9.25% due
                                             11/15/2007                                         42,822,205        1,505,000
                                                                                            --------------   --------------
                                                                                               331,985,569      155,566,892

Packaging--     B+       B1      30,000,000  Vicap SA, 11.375% due 5/15/2007                    27,909,500       25,275,000
1.1%

Paper--2.3%     D        C       21,000,000  ++APP Financial II Mauritius Ltd.,
                                             12% (d)(g)                                         18,425,000          472,500
                D        Caa3    40,000,000  ++APP International Finance, 11.75% due
                                             10/01/2005                                         39,716,250        9,500,000
                CCC+     Caa1    22,000,000  Ainsworth Lumber Company, 12.50% due
                                             7/15/2007++++                                      21,632,010       17,930,000
                BB-      Ba1      1,725,000  Caraustar Industries Inc., 9.875% due
                                             4/01/2011                                           1,622,465        1,699,125
                B        Caa1    42,000,000  Doman Industries Limited, 8.75% due
                                             3/15/2004                                          39,126,250       13,230,000
                D        Caa3    14,500,000  ++Indah Kiat International Finance,
                                             12.50% due 6/15/2006                               14,572,500        3,588,750
                D        Caa3    10,000,000  ++Pindo Deli Financial Mauritius, 10.75%
                                             due 10/01/2007                                      9,969,637        1,025,000
                D        Caa3    32,500,000  ++Tjiwi Kimia Finance Mauritius, 10%
                                             due 8/01/2004                                      30,977,000        3,981,250
                                                                                            --------------   --------------
                                                                                               176,041,112       51,426,625

Services--      BB-      Ba1      2,925,000  Airgas Inc., 9.125% due 10/01/2011 (f)              2,925,000        2,968,875
2.8%            BB-      Ba3     25,000,000  Allied Waste North America, 7.625% due
                                             1/01/2006                                          25,000,000       24,500,000
                B-       B3      20,000,000  Kindercare Learning Centers, Inc., 9.50%
                                             due 2/15/2009                                      19,924,375       18,300,000


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
               S&P     Moody's       Face
Industries    Rating   Rating       Amount                  Issue                                  Cost           Value

Bonds (continued)
Services        NR*      Ca    $ 23,700,000  ++Mid-American Waste Systems, Inc.,
(concluded)                                  12.25% due 2/15/2003                           $    6,170,334    $           2
                B-       Caa2    30,000,000  Protection One Alarm Monitoring, 8.125%
                                             due 1/15/2009                                      28,550,000       17,025,000
                NR*      NR*     18,500,000  ++Safety-Kleen Services, 9.25% due
                                             6/01/2008                                          18,500,000            1,850
                                                                                            --------------   --------------
                                                                                               101,069,709       62,795,727

Steel--0.8%     BB       Ba2     20,000,000  United States Steel LLC, 10.75% due
                                             8/01/2008 (g)                                      19,759,400       18,700,000

Telecommuni-    B-       B3       6,000,000  CFW Communications Company, 13% due
cations--0.9%                                8/15/2010                                           5,782,943        4,470,000
                B-       B3      10,000,000  Diamond Cable Communications PLC,
                                             11.014% due 2/15/2007 (e)                           9,495,606        3,150,000
                B+       B1      15,000,000  Energis PLC, 9.75% due 6/15/2009                   14,943,150        8,775,000
                CCC-     Caa3    40,000,000  Impsat Corp., 12.375% due 6/15/2008                37,197,500        4,500,000
                                                                                            --------------   --------------
                                                                                                67,419,199       20,895,000

Transportation  B        NR*     45,000,000  Autopistas del Sol SA, 10.25% due
--4.1%                                       8/01/2009 (f)                                      44,021,250       24,862,500
                BB-      B1       5,000,000  GS Superhighway Holdings, 10.25% due
                                             8/15/2007                                           4,180,000        4,987,500
                B+       B1      20,000,000  Gearbulk Holding Ltd., 11.25% due
                                             12/01/2004                                         20,518,750       19,900,000
                BB-      B1      45,000,000  TFM, SA de CV, 12.564% due 6/15/2009 (e)           39,744,670       35,662,500
                B+       Ba3      8,000,000  Transportacion Maritima Mexicana,
                                             SA de CV, 9.50% due 5/15/2003                       6,548,875        6,900,000
                                                                                            --------------   --------------
                                                                                               115,013,545       92,312,500
Utilities--                                  The AES Corporation:
11.0%           B+       Ba2     20,000,000     10.25% due 7/15/2006                            20,000,000       18,500,000
                B+       Ba2     15,000,000     8.375% due 8/15/2007                            14,929,500       12,225,000
                BB+      Ba2     28,000,000  CE Casecnan Water & Energy Co., 11.45%
                                             due 11/15/2005                                     28,000,000       24,430,000
                BB       Ba3     20,000,000  CMS Energy Corporation, 8.50% due
                                             4/15/2011                                          19,603,600       19,577,240
                CCC      Caa1    20,000,000  Cathay International Ltd., 13.50% due
                                             4/15/2008 (f)                                      20,000,000       12,050,000
                BB       Ba1     10,000,000  ESI Tractebel Acquisition Corp., 7.99%
                                             due 12/30/2011                                     10,000,000       10,410,410
                BB-      B1      40,000,000  Espirito Santo-Escelsa, 10% due 7/15/2007          39,513,750       28,100,000
                CCC+     NR*     24,100,000  Inversora de Electrica, 9% due
                                             9/16/2004 (f)                                      23,995,000        4,880,250
                BB-      Ba2     20,000,000  Mission Energy Holdings, 13.50% due
                                             7/15/2008                                          19,567,369       20,300,000
                BB+      Baa3    18,046,386  Monterrey Power, SA de CV, 9.625% due
                                             11/15/2009+++ (f)                                  18,034,548       18,452,430
                BBB      Baa2    20,000,000  PG&E National Energy Group, 10.375% due
                                             5/16/2011                                          19,737,400       21,535,460
                BB       Ba2     40,387,200  TransGas de Occidente SA, 9.79% due
                                             11/01/2010+++ (f)                                  40,459,320       32,410,728
                NR*      NR*     21,759,590  Tucson Electric & Power Co., 10.732% due
                                             1/01/2013+++ (g)                                   20,606,895       26,018,594
                                                                                            --------------   --------------
                                                                                               294,447,382      248,890,112


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
               S&P     Moody's       Face
Industries    Rating   Rating       Amount                  Issue                                  Cost           Value

Bonds (concluded)
Wireless        CCC      Caa1  $ 10,000,000  Airgate PCS Inc., 12.697% due
Communications                               10/01/2009 (e)                                 $    7,017,546   $    6,400,000
--4.8%          B        B3      17,000,000  American Tower Corporation, 9.375%
                                             due 2/01/2009                                      16,731,131       14,322,500
                CCC+     Caa1    15,250,000  CTI Holdings SA, 12.994% due 4/15/2008 (e)         11,960,716        3,850,625
                D        Ca      25,000,000  ++Dolphin Telecom PLC, 14.147% due
                                             5/15/2009 (e)                                      17,005,924          375,000
                CCC-     Caa1    46,000,000  McCaw International Ltd., 13.611% due
                                             4/15/2007 (e)                                      41,692,881        8,970,000
                B-       Caa1    65,000,000  Millicom International Cellular SA,
                                             13.50% due 6/01/2006                               65,000,000       41,925,000
                CCC-     Caa1    22,000,000  Nextel International Inc., 12.75% due
                                             8/01/2010                                          21,696,840        5,115,000
                CCC+     B3      30,000,000  Nextel Partners Inc., 13.806% due
                                             2/01/2009 (e)                                      22,083,205       14,775,000
                CCC      Ca      20,525,000  Orion Network Systems, Inc., 15.986% due
                                             1/15/2007 (e)                                      17,011,456        6,670,625
                NR*      Ca      35,000,000  Pagemart Wireless Inc., 13.086% due
                                             2/01/2008 (e)                                      28,119,557          437,500
                B-       B3       5,000,000  SBA Communications Corp., 12.308% due
                                             3/01/2008 (e)                                       4,197,775        3,525,000
                NR*      NR*      6,445,980  Telesystem International Wireless Inc.,
                                             14% due 12/30/2003                                  3,617,055        3,590,508
                                                                                            --------------   --------------
                                                                                               256,134,086      109,956,758

                                             Total Investments in Bonds--87.9%               3,259,949,070    1,997,431,806

                                    Shares
                                     Held

Preferred Stocks
Cable-- International--0.1%         200,000  UnitedGlobalCom Inc. (Convertible)                  5,688,800        1,575,000

Financial--1.4%                   1,230,000  California Federal Bank (Series A)                 30,815,000       30,750,000

Food & Drug--0.0%                   297,038  Nebco Evans Holding Co. (Series A)++++             27,166,659           37,130

Manufacturing--0.2%                   3,100  Eagle-Picher Industries (Series B)                 17,686,590        4,727,500

Media--Diversified--0.7%                     Primedia, Inc.:
                                    125,000     (Series D)                                      12,500,000        5,031,250
                                    292,500     (Series H)                                      29,109,500       11,773,125
                                                                                            --------------   --------------
                                                                                                41,609,500       16,804,375

Telecommunications--0.9%             15,099  Intermedia Communications Inc.
                                             (Convertible)++++                                  15,164,979       15,891,698
                                     28,038  NTL Incorporated (Series B)++++                    27,629,269        5,397,315
                                                                                            --------------   --------------
                                                                                                42,794,248       21,289,013

Wireless Communications--1.5%         4,319  Crown Castle International Corporation++++          4,300,750        3,465,998
                                     54,604  Nextel Communications, Inc. (Series E)++++         52,442,660       23,616,230
                                      8,556  Rural Cellular Corp. (Series B)++++                 8,230,461        6,908,970
                                                                                            --------------   --------------
                                                                                                64,973,871       33,991,198
                                             Total Investments in Preferred Stocks--4.8%       230,734,668      109,174,216


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (continued)                                                                         (in US dollars)
                                    Shares
Industries                           Held                   Issue                                  Cost           Value

Common Stocks
Cable--International--0.0%           27,497  ++UnitedGlobalCom Inc. (Class A)                $     350,000    $      65,305

Energy--0.2%                      1,259,400  Orion Refining                                              0          125,940
                                  1,306,668  ++Seabulk International, Inc.                      40,564,936        5,030,672
                                      5,816  ++TransTexas Gas Corporation                               58           20,065
                                                                                            --------------   --------------
                                                                                                40,564,994        5,176,677

Gaming--0.4%                      1,240,697  ++GB Holdings Inc.                                  9,455,710        7,444,182
                                    129,861  ++JCC Holding Company (Class A)                     1,565,457          194,792
                                                                                            --------------   --------------
                                                                                                11,021,167        7,638,974

Health Care--0.0%                    12,895  Mediq Inc.                                          2,370,000                0

Information Technology--0.0%                 ++Vast Solutions, Inc.:
                                     83,262     (Class B1)                                             833              833
                                     83,262     (Class B2)                                             833              833
                                     83,262     (Class B3)                                             833              833
                                                                                            --------------   --------------
                                                                                                     2,499            2,499

Leisure--0.1%                     1,061,496  ++On Command Corporation                           47,702,687        2,361,829

Telecommunications--0.0%             64,007  ++McLeodUSA Incorporated (Class A)                     77,000           49,605

Wireless Communications--0.0%     1,753,018  ++Arch Wireless, Inc.                              25,062,933           34,622
                                    660,670  ++Metrocall, Inc.                                   9,091,747           56,157
                                                                                            --------------   --------------
                                                                                                34,154,680           90,779

                                             Total Investments in Common Stocks--0.7%          136,243,027       15,385,668


Warrants (b)

Cable--International--0.0%           10,000  Cable Satisfaction                                    395,637              100
                                     45,000  UIH Australia/Pacific                                 540,000           16,875
                                                                                            --------------   --------------
                                                                                                   935,637           16,975

Leisure--0.0%                       385,661  On Command Corporation                              3,033,504          158,121


Metals/Minerals--0.0%                20,000  Republic Technologies                               2,162,400              200

Telecommunications--0.0%              6,000  Ntelos Inc.                                           147,660           30,750

Wireless Communications--0.0%        53,472  Comunicacion Celular SA (f)                           109,680          160,416
                                     15,000  Loral Space & Communications                          174,450           18,750
                                     57,040  Page Mart Inc.                                        236,127           10,695
                                                                                            --------------   --------------
                                                                                                   520,257          189,861

                                             Total Investments in Warrants--0.0%                 6,799,458          395,907

                                             Total Long-Term Investments--93.4%              3,633,726,223    2,122,387,597


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                                                                         (in US dollars)
                                     Face
                                    Amount              Short-Term Securities                      Cost           Value

Short-Term Securities
Commercial Paper**--4.4%       $ 25,000,000  AIG Funding, 2.20% due 10/18/2001              $   24,974,028   $   24,974,028
                                 35,000,000  Gannett Company, 3.50% due 10/10/2001              34,969,375       34,969,375
                                  9,977,000  General Motors Acceptance Corp., 3.44%
                                             due 10/01/2001                                      9,977,000        9,977,000
                                 30,000,000  J.P. Morgan Securities Inc., 3.48% due
                                             10/16/2001                                         29,956,500       29,956,500

                                             Total Investments in Short-Term
                                             Securities--4.4%                                   99,876,903       99,876,903

Total Investments--97.8%                                                                    $3,733,603,126    2,222,264,500
                                                                                            ==============
Other Assets Less Liabilities--2.2%                                                                              49,510,849
                                                                                                             --------------
Net Assets--100.0%                                                                                           $2,271,775,349
                                                                                                             ==============

*Not Rated.
**Commercial Paper is traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
++Non-income producing security.
++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
+++Subject to principal paydowns.
(a)Each $1,000 face amount contains one warrant of Australis Media
Ltd.
(b)Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c)Maturity of this security is pending as a result of bankruptcy proceedings.
(d)The security is a perpetual bond and has no definite maturity date.
(e)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.
(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g)Restricted securities as to resale. The value of the Portfolio's investment in restricted securities was approximately $100,671,000, representing 4.4% of net assets.

                                       Acquisition
Issue                                    Date(s)           Cost          Value
APP Financial II Mauritius             4/24/1998 -
Ltd., 12%                               5/01/1998      $ 18,425,000   $    472,500
Autonation, Inc., 9% due               8/01/2001 -
8/01/2008                               9/19/2001        19,673,692     19,300,000
TransAmerican Refining Corporation,
13% due 12/15/2003                      12/09/1997       35,640,000     36,180,000
Tucson Electric & Power Co.,           7/16/1993 -
10.732% due 1/01/2013                   10/06/1998       20,606,895     26,018,594
United States Steel LLC,
10.75%due 8/01/2008                     7/24/2001        19,759,400     18,700,000

Total                                                  $114,104,987   $100,671,094
                                                       ============   ============

(h)Floating rate note.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 2001
Assets:         Investments, at value (identified cost--$3,733,603,126)                                     $ 2,222,264,500
                Cash                                                                                              1,110,271
                Receivables:
                   Interest                                                             $    68,195,154
                   Securities sold                                                            5,071,715
                   Dividends                                                                  1,850,091
                   Capital shares sold                                                        1,683,374
                   Paydowns                                                                     119,933          76,920,267
                                                                                        ---------------
                Prepaid registration fees and other assets                                                          135,541
                                                                                                            ---------------
                Total assets                                                                                  2,300,430,579
                                                                                                            ---------------

Liabilities:    Payables:
                   Securities purchased                                                      10,351,236
                   Capital shares redeemed                                                    8,035,609
                   Dividends to shareholders                                                  7,692,002
                   Distributor                                                                1,000,005
                   Investment adviser                                                           758,890          27,837,742
                                                                                        ---------------
                Accrued expenses and other liabilities                                                              817,488
                                                                                                            ---------------
                Total liabilities                                                                                28,655,230
                                                                                                            ---------------

Net Assets:     Net assets                                                                                  $ 2,271,775,349
                                                                                                            ===============

Net Assets      Class A Common Stock, $.10 par value, 500,000,000 shares authorized                          $    9,258,615
Consist of:     Class B Common Stock, $.10 par value, 1,500,000,000 shares authorized                            29,297,765
                Class C Common Stock, $.10 par value, 200,000,000 shares authorized                               3,739,817
                Class D Common Stock, $.10 par value, 500,000,000 shares authorized                               5,669,987
                Paid-in capital in excess of par                                                              4,434,993,592
                Accumulated realized capital losses on investments--net                                       (573,653,921)
                Accumulated distributions in excess of realized capital gains on
                investments--net                                                                              (126,191,880)
                Unrealized depreciation on investments--net                                                 (1,511,338,626)
                                                                                                            ---------------
                Net assets                                                                                  $ 2,271,775,349
                                                                                                            ===============

Net Asset       Class A--Based on $438,383,229 and 92,586,147 shares outstanding                            $          4.73
Value:                                                                                                      ===============
                Class B--Based on $1,387,523,033 and 292,977,650 shares outstanding                         $          4.74
                                                                                                            ===============
                Class C--Based on $177,235,945 and 37,398,168 shares outstanding                            $          4.74
                                                                                                            ===============
                Class D--Based on $268,633,142 and 56,699,871 shares outstanding                            $          4.74
                                                                                                            ===============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended September 30, 2001
Investment      Interest and discount earned                                                                 $  306,321,538
Income:         Dividends                                                                                        17,031,586
                Other                                                                                             1,794,774
                                                                                                            ---------------
                Total income                                                                                    325,147,898
                                                                                                            ---------------

Expenses:       Account maintenance and distribution fees--Class B                      $    12,902,416
                Investment advisory fees                                                     11,183,440
                Transfer agent fees--Class B                                                  2,337,055
                Account maintenance and distribution fees--Class C                            1,594,639
                Accounting services                                                             788,252
                Account maintenance fees--Class D                                               664,566
                Professional fees                                                               588,502
                Transfer agent fees--Class A                                                    586,133
                Transfer agent fees--Class D                                                    317,578
                Transfer agent fees--Class C                                                    277,773
                Printing and shareholder reports                                                186,022
                Custodian fees                                                                  113,991
                Registration fees                                                                88,820
                Directors' fees and expenses                                                     35,225
                Pricing fees                                                                     25,088
                Other                                                                            80,380
                                                                                        ---------------
                Total expenses                                                                                   31,769,880
                                                                                                            ---------------
                Investment income--net                                                                          293,378,018
                                                                                                            ---------------

Realized &      Realized loss on investments--net                                                             (208,373,427)
Unrealized      Change in unrealized depreciation on investments--net                                         (439,708,383)
Loss on                                                                                                     ---------------
Investments--   Net Decrease in Net Assets Resulting from Operations                                        $ (354,703,792)
Net:                                                                                                        ===============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                   September 30,
Increase (Decrease) in Net Assets:                                                               2001               2000
Operations:     Investment income--net                                                    $   293,378,018   $   417,381,862
                Realized loss on investments--net                                           (208,373,427)     (365,280,494)
                Change in unrealized depreciation on investments--net                       (439,708,383)        34,789,191
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations             (354,703,792)        86,890,559
                                                                                          ---------------   ---------------

Dividends to    Investment income--net:
Shareholders:      Class A                                                                   (56,779,291)      (77,078,103)
                   Class B                                                                  (185,434,655)     (276,931,328)
                   Class C                                                                   (21,317,735)      (29,642,579)
                   Class D                                                                   (29,846,337)      (33,729,852)
                                                                                          ---------------   ---------------
                Net decrease in net assets resulting from dividends to shareholders         (293,378,018)     (417,381,862)
                                                                                          ---------------   ---------------

Capital Share   Net decrease in net assets derived from capital share transactions          (233,754,728)   (1,335,128,287)
Transactions:                                                                             ---------------   ---------------

Net Assets:     Total decrease in net assets                                                (881,836,538)   (1,665,619,590)
                Beginning of year                                                           3,153,611,887     4,819,231,477
                                                                                          ---------------   ---------------
                End of year                                                               $ 2,271,775,349   $ 3,153,611,887
                                                                                          ===============   ===============

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


FINANCIAL INFORMATION (continued)

Financial Highlights

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class A
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $     6.03   $     6.59   $     7.05   $     8.29   $     7.93
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .62          .71          .72          .75        .74++
                Realized and unrealized gain (loss)
                on investments--net                              (1.30)        (.56)        (.31)       (1.19)          .36
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.68)          .15          .41        (.44)         1.10
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.62)        (.71)        (.72)        (.75)        (.74)
                   Realized gain on investments--net                 --           --        (.01)        (.05)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.14)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.62)        (.71)        (.87)        (.80)        (.74)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $     4.73   $     6.03   $     6.59   $     7.05   $     8.29
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (11.92%)        2.31%        5.90%      (5.98%)       14.58%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                           .61%         .52%         .51%         .49%         .51%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           11.52%       11.07%       10.40%        9.40%        9.23%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  438,383   $  545,425   $  807,942   $  922,820   $1,044,799
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               23.24%       14.44%       19.74%       41.97%       38.58%
                                                             ==========   ==========   ==========   ==========   ==========


The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class B
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $     6.04   $     6.59   $     7.05   $     8.30   $     7.93
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .58          .66          .67          .69        .68++
                Realized and unrealized gain (loss)
                on investments--net                              (1.30)        (.55)        (.31)       (1.20)          .37
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.72)          .11          .36        (.51)         1.05
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.58)        (.66)        (.67)        (.69)        (.68)
                   Realized gain on investments--net                 --           --        (.01)        (.05)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.14)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.58)        (.66)        (.82)        (.74)        (.68)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $     4.74   $     6.04   $     6.59   $     7.05   $     8.30
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (12.56%)        1.70%        5.10%      (6.80%)       13.86%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                          1.37%        1.29%        1.28%        1.25%        1.27%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           10.78%       10.30%        9.66%        8.63%        8.46%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $1,387,523   $2,115,413   $3,290,248   $4,469,452   $5,495,488
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               23.24%       14.44%       19.74%       41.97%       38.58%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001

FINANCIAL INFORMATION (concluded)

The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class C
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $     6.04   $     6.60   $     7.06   $     8.30   $     7.94
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .58          .66          .66          .69        .68++
                Realized and unrealized gain (loss)
                on investments--net                              (1.30)        (.56)        (.31)       (1.19)          .36
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.72)          .10          .35        (.50)         1.04
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.58)        (.66)        (.66)        (.69)        (.68)
                   Realized gain on investments--net                 --           --        (.01)        (.05)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.14)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.58)        (.66)        (.81)        (.74)        (.68)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $     4.74   $     6.04   $     6.60   $     7.06   $     8.30
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (12.60%)        1.49%        5.06%      (6.72%)       13.66%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                          1.43%        1.34%        1.33%        1.31%        1.32%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           10.69%       10.25%        9.62%        8.58%        8.39%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  177,236   $  227,274   $  361,606   $  550,482   $  638,626
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               23.24%       14.44%       19.74%       41.97%       38.58%
                                                             ==========   ==========   ==========   ==========   ==========


The following per share data and ratios
have been derived from information
provided in the financial statements.                                                    Class D
                                                                             For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share       Net asset value, beginning of year           $     6.04   $     6.59   $     7.05   $     8.30   $     7.94
Operating                                                    ----------   ----------   ----------   ----------   ----------
Performance:    Investment income--net                              .61          .70          .70          .73        .72++
                Realized and unrealized gain (loss)
                on investments--net                              (1.30)        (.55)        (.31)       (1.20)          .36
                                                             ----------   ----------   ----------   ----------   ----------
                Total from investment operations                  (.69)          .15          .39        (.47)         1.08
                                                             ----------   ----------   ----------   ----------   ----------
                Less dividends and distributions:
                   Investment income--net                         (.61)        (.70)        (.70)        (.73)        (.72)
                   Realized gain on investments--net                 --           --        (.01)        (.05)           --
                   In excess of realized gain on
                   investments--net                                  --           --        (.14)           --           --
                                                             ----------   ----------   ----------   ----------   ----------
                Total dividends and distributions                 (.61)        (.70)        (.85)        (.78)        (.72)
                                                             ----------   ----------   ----------   ----------   ----------
                Net asset value, end of year                 $     4.74   $     6.04   $     6.59   $     7.05   $     8.30
                                                             ==========   ==========   ==========   ==========   ==========

Total           Based on net asset value per share             (12.10%)        2.22%        5.64%      (6.32%)       14.29%
Investment                                                   ==========   ==========   ==========   ==========   ==========
Return:*

Ratios to       Expenses                                           .86%         .77%         .76%         .74%         .76%
Average                                                      ==========   ==========   ==========   ==========   ==========
Net Assets:     Investment income--net                           11.23%       10.83%       10.15%        9.14%        8.95%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental    Net assets, end of year (in thousands)       $  268,633   $  265,500   $  359,435   $  430,164   $  496,836
Data:                                                        ==========   ==========   ==========   ==========   ==========
                Portfolio turnover                               23.24%       14.44%       19.74%       41.97%       38.58%
                                                             ==========   ==========   ==========   ==========   ==========


*Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

See Notes to Financial Statements.


Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") (formerly Merrill Lynch Corporate Bond Fund, Inc.), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Portfolio has offered four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


NOTES TO FINANCIAL STATEMENTS (continued)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective October 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio, but will result in a $12,255,005 increase to the cost of securities and a corresponding $12,255,005 decrease to net unrealized depreciation, based on debt securities held as of September 30, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million;
 .45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the year ended September 30, 2001, the aggregate average daily net assets of the Fund, including the Fund's Core Bond Portfolio and Intermediate Term Portfolio, was approximately $4,312,990,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                  Account
                                Maintenance     Distribution
                                    Fee              Fee

Class B                             .25%            .50%
Class C                             .25%            .55%
Class D                             .25%              --


Pursuant to a sub-agreement with the Distributor, MLPF&S, a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


For the year ended September 30, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class D Shares as follows:

                                   FAMD          MLPF&S

Class A                           $ 6,507       $ 58,179
Class D                           $39,389       $369,499


For the year ended September 30, 2001, MLPF&S received contingent deferred sales charges of $1,423,913 and $39,649 relating to transactions in Class B and Class C Shares of the Portfolio, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $134 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

During the year ended September 30, 2001, the Portfolio paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $2,587 for security price quotations to compute the net asset value of the Portfolio.

Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended September 30, 2001, the Portfolio reimbursed FAM an aggregate of $251,877 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2001 were $589,848,700 and $927,078,856, respectively.

Net realized gains (losses) for the year ended September 30, 2001 and net unrealized losses as of September 30, 2001 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Losses

Long-term investments            $ (208,473,867)   $(1,511,338,626)
Options purchased                        100,440                 --
                                 ---------------    ---------------
Total                            $ (208,373,427)   $(1,511,338,626)
                                 ===============    ===============


As of September 30, 2001, net unrealized depreciation for Federal income tax purposes aggregated $1,516,764,761, of which $20,880,728 related to appreciated securities and $1,537,645,489 related to depreciated securities. The aggregate cost of investments at September 30, 2001 for Federal income tax purposes was $3,739,029,261.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $233,754,728 and $1,335,128,287 for the years ended September
30, 2001 and September 30, 2000, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                              Dollar
Ended September 30, 2001                Shares           Amount

Shares sold                           23,810,728     $  129,642,064
Shares issued to shareholders
in reinvestment of dividends           3,717,207         20,078,447
                                  --------------     --------------
Total issued                          27,527,935        149,720,511
Shares redeemed                     (25,332,775)      (137,564,613)
                                  --------------     --------------
Net increase                           2,195,160     $   12,155,898
                                  ==============     ==============



Class A Shares for the Year                              Dollar
Ended September 30, 2000                Shares           Amount
Shares sold                           19,964,132     $  128,235,851
Shares issued to shareholders
in reinvestment of dividends           4,248,652         27,152,620
                                  --------------     --------------
Total issued                          24,212,784        155,388,471
Shares redeemed                     (56,429,304)      (357,927,053)
                                  --------------     --------------
Net decrease                        (32,216,520)     $(202,538,582)
                                  ==============     ==============



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


Class B Shares for the Year                              Dollar
Ended September 30, 2001                Shares           Amount

Shares sold                           35,331,979     $  193,283,646
Shares issued to shareholders
in reinvestment of dividends          13,157,377         71,213,360
                                  --------------     --------------
Total issued                          48,489,356        264,497,006
Automatic conversion of shares      (11,755,401)       (64,017,803)
Shares redeemed                     (94,259,702)      (514,605,413)
                                  --------------     --------------
Net decrease                        (57,525,747)     $(314,126,210)
                                  ==============     ==============



Class B Shares for the Year                              Dollar
Ended September 30, 2000                Shares           Amount

Shares sold                           21,467,566     $  136,985,634
Shares issued to shareholders
in reinvestment of dividends          17,174,585        109,869,020
                                  --------------     --------------
Total issued                          38,642,151        246,854,654
Automatic conversion of shares       (7,715,288)       (48,887,473)
Shares redeemed                    (179,609,829)    (1,152,894,922)
                                  --------------     --------------
Net decrease                       (148,682,966)     $(954,927,741)
                                  ==============     ==============



Class C Shares for the Year                              Dollar
Ended September 30, 2001                Shares           Amount

Shares sold                            9,149,645     $   49,892,336
Shares issued to shareholders
in reinvestment of dividends           1,892,554         10,230,437
                                  --------------     --------------
Total issued                          11,042,199         60,122,773
Shares redeemed                     (11,276,049)       (61,477,007)
                                  --------------     --------------
Net decrease                           (233,850)     $  (1,354,234)
                                  ==============     ==============



Class C Shares for the Year                              Dollar
Ended September 30, 2000                Shares           Amount

Shares sold                            2,863,680     $   18,295,183
Shares issued to shareholders
in reinvestment of dividends           2,274,487         14,564,966
                                  --------------     --------------
Total issued                           5,138,167         32,860,149
Shares redeemed                     (22,332,137)      (143,860,237)
                                  --------------     --------------
Net decrease                        (17,193,970)     $(111,000,088)
                                  ==============     ==============



Class D Shares for the Year                              Dollar
Ended September 30, 2001                Shares           Amount

Shares sold                           14,154,107     $   76,892,208
Automatic conversion of shares        11,750,315         64,017,803
Shares issued to shareholders
in reinvestment of dividends           2,166,977         11,674,413
                                  --------------     --------------
Total issued                          28,071,399        152,584,424
Shares redeemed                     (15,344,694)       (83,014,606)
                                  --------------     --------------
Net increase                          12,726,705     $   69,569,818
                                  ==============     ==============



Class D Shares for the Year                              Dollar
Ended September 30, 2000                Shares           Amount

Shares sold                            4,986,742     $   32,031,788
Automatic conversion of shares         7,714,380         48,887,473
Shares issued to shareholders
in reinvestment of dividends           2,424,984         15,538,623
                                  --------------     --------------
Total issued                          15,126,106         96,457,884
Shares redeemed                     (25,665,013)      (163,119,760)
                                  --------------     --------------
Net decrease                        (10,538,907)    $  (66,661,876)
                                  ==============     ==============



5. Short-Term Borrowings:
On December 1, 2000, the Portfolio, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended September 30, 2001.


6. Capital Loss Carryforward:
At September 30, 2001, the Portfolio had a net capital loss carryforward of approximately $523,135,000, of which $74,969,000 expires in 2007, $60,400,000 expires in 2008 and $387,766,000 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Bond Fund, Inc., High Income Portfolio
September 30, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
Merrill Lynch Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the High Income Portfolio of Merrill Lynch Bond Fund, Inc. (formerly Merrill Lynch Corporate Bond Fund, Inc.) as of September 30, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 2001 by correspondence with the custodian and brokers; where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the High Income Portfolio of Merrill Lynch Bond Fund, Inc. as of September 30, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
November 14, 2001



IMPORTANT TAX INFORMATION (unaudited)


Of the ordinary income distributions paid monthly by High Income
Portfolio of Merrill Lynch Bond Fund, Inc. during the fiscal year ended September 30, 2001, 4.94% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.